UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 16, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2009, Chesapeake Corporation (the “Company”) and certain of its subsidiaries entered into an amendment (“the Amendment”) to the Third Amended and Restated Credit Agreement with the banks named therein as lenders and Wachovia Bank, National Association, as administrative agent.  Under the Amendment, the lenders agreed to extend the date for entry of the bidding procedures order by the United States Bankruptcy Court for the Eastern District of Virginia in Richmond (the “Bankruptcy Court”) until January 20, 2009, or, in the sole discretion of the administrative agent, until January 23, 2009.

The Bidding Procedures Order, which is described in Item 8.01 below, was entered by the Bankruptcy Court on January 20, 2009.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

On January 20, 2009, the Bankruptcy Court entered an order (the “Bidding Procedures Order”) (i) approving the bid procedures relating to the sale of substantially all of the assets of the Company and its U.S. operating subsidiaries, (ii) scheduling a hearing to consider the sale, (iii) approving the form and manner of notice of the sale by auction, (iv) establishing procedures for noticing and determining cure amounts and (v) granting related relief.

The Bidding Procedures Order established the following material dates with respect to the sale of the assets of the Company and its U.S. operating subsidiaries:

March 9, 2009	Deadline for interested parties to provide the Company with an executed Confidentiality Agreement and Proof of Financial Ability to Perform
March 17, 2009 (12:00 p.m. Eastern)	Deadline for submitting Qualified Bids
March 18, 2009 (12:00 p.m. Eastern)	Delivery by Company of Baseline Bid notice
March 18, 2009 (5:00 p.m. Eastern)	Deadline for election to participate in the Auction
March 19, 2009 (9:00 a.m. Eastern)	Commencement of the Auction
March 23, 2009 (11:00 a.m. Eastern)	Sale Hearing Date
April 3, 2009	Expected Closing Date

The foregoing description of the Bidding Procedures Order does not purport to be complete and is qualified in its entirety by reference to the Bidding Procedures Order, a copy of which can be accessed at www.kccllc.net/chesapeake.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
10.1
Amendment No. 1, dated as of January 16, 2009, to the Third Amended and Restated Credit Agreement among Chesapeake Corporation, as the Parent, Chesapeake UK Holdings Limited, Boxmore International Limited, and Chesapeake plc, as the Post-Petition Borrowers, various financial institutions and other persons from time to time parties thereto, as the Lenders, and Wachovia Bank, National Association, as the Administrative Agent for the Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: January 23, 2009	BY:	/s/ Andrew J. Kohut
Andrew J. Kohut
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Amendment No. 1, dated as of January 16, 2009, to the Third Amended and Restated Credit Agreement among Chesapeake Corporation, as the Parent, Chesapeake UK Holdings Limited, Boxmore International Limited, and Chesapeake plc, as the Post-Petition Borrowers, various financial institutions and other persons from time to time parties thereto, as the Lenders, and Wachovia Bank, National Association, as the Administrative Agent for the Lenders